Exhibit 21.1
List of Subsidiaries of the Registrant

Company Name	Jurisdiction
AB F C.V.	Netherlands
AESR, LLC	Delaware
BOURNAZI PASTRIES S.A.	Greece
CEREAL PARTNERS FRANCE B.V.	Netherlands
CEREALES PARTNERS COLOMBIA LTDA.	Colombia
CEREALES PARTNERS LATIN AMERICA LLC	Delaware
COLOMBO, INC.	Delaware
CROISSANT KING PTY LIMITED	Australia
D.H. AUSTRAL (URUGUAY) SOCIEDAD ANONIMA	Uruguay
ELYSEES CONSULT SAS	France
GARDETTO’S BAKERY, INC.	Delaware
GCF SERVICIOS DE MEXICO S. DE R.L. DE C.V.	Mexico
GCOM ENTERPRISES, INC.	Delaware
GENERAL MILLS (GIBRALTAR) LIMITED	Gibraltar
GENERAL MILLS (SUISSE) SVE SARL	Switzerland
GENERAL MILLS ARGENTINA L.S., LLC	Delaware
GENERAL MILLS ARGENTINA S.A.	Argentina
GENERAL MILLS ASIA PACIFIC LIMITED	Hong Kong
GENERAL MILLS ASIA PTE. LTD.	Singapore
GENERAL MILLS AUSTRALIA PTY LTD	Australia
GENERAL MILLS BAKERY & FOOD SERVICE PTY LTD	Australia
GENERAL MILLS BAKERY AND FOODSERVICE MANUFACTURING PTY LIMITED	Australia
GENERAL MILLS BELGIUM, SNC	Belgium
GENERAL MILLS BERWICK LIMITED	Scotland
GENERAL MILLS BRASIL LTDA	Brazil
GENERAL MILLS CANADA B.V.	Netherlands
GENERAL MILLS CANADA CORPORATION	Canada

Company Name	Jurisdiction
GENERAL MILLS CAPITAL, INC.	Nevada
GENERAL MILLS CEREALS HOLDING (AUSTRALIA) PTY LIMITED	Australia
GENERAL MILLS CEREALS HOLDING (SOUTH AFRICA) PTY LIMITED	South Africa
GENERAL MILLS CEREALS PROPERTIES, LLC	Delaware
GENERAL MILLS CEREALS, LLC	Delaware
GENERAL MILLS (CHINA) HOLDING CO., LTD.	China
GENERAL MILLS CHINA HOLDINGS LIMITED	Mauritius
GENERAL MILLS CHINA LIMITED	Hong Kong
GENERAL MILLS COLOMBIA LTDA	Colombia
GENERAL MILLS CONTINENTAL, INC. SA	Chile
GENERAL MILLS CONTINENTAL, INC.	Delaware
GENERAL MILLS DE MEXICO, S. DE R.L. DE C.V.	Mexico
GENERAL MILLS DE VENEZUELA, C.A.	Venezuela
GENERAL MILLS DIRECT MARKETING, INC.	Delaware
GENERAL MILLS DL GP	Delaware
GENERAL MILLS EASTERN EUROPE s.r.o.	Czech Republic
GENERAL MILLS ESPANA B.V.	Netherlands
GENERAL MILLS FINANCE, INC.	Delaware
GENERAL MILLS FOODS (NANJING) CO. LTD.	China
GENERAL MILLS FOODS ASIA LIMITED	Hong Kong
GENERAL MILLS FOODS, INC.	Philippines
GENERAL MILLS FOODS (SANHE) CO. LTD.	China
GENERAL MILLS FOUNDATION	Minnesota
GENERAL MILLS FRANCE (SAS)	France
GENERAL MILLS FROZEN FOODS (GUANGZHOU) LIMITED	Hong Kong
GENERAL MILLS FROZEN FOODS (SHANGHAI) LIMITED	Hong Kong
GENERAL MILLS GLOBAL FINANCE LTD.	Bermuda
GENERAL MILLS GLOBAL HOLDINGS ONE GP	Bermuda
GENERAL MILLS GLOBAL HOLDINGS TWO GP	Bermuda
GENERAL MILLS GLOBAL HOLDINGS FOUR LTD.	Bermuda
GENERAL MILLS GMBH	Germany
GENERAL MILLS GUAM, INC.	Guam
GENERAL MILLS HD JAPAN B.V.	Netherlands

Company Name	Jurisdiction
GENERAL MILLS HELLAS S.A.	Greece
GENERAL MILLS HOLDING (AUSTRALIA) PTY LIMITED	Australia
GENERAL MILLS HOLDING (FRANCE) SAS	France
GENERAL MILLS HOLDING (U.K.) LIMITED	United Kingdom
GENERAL MILLS HOLDING A (NETHERLANDS) B.V.	Netherlands
GENERAL MILLS HOLDING B.V.	Netherlands
GENERAL MILLS HOLDING C (NETHERLANDS) B.V.	Netherlands
GENERAL MILLS HOLDING D (NETHERLANDS) B.V.	Netherlands
GENERAL MILLS HOLDING E (NETHERLANDS) B.V.	Netherlands
GENERAL MILLS HOLDING ONE (AUSTRALIA) PTY LTD.	Australia
GENERAL MILLS HOLDING ONE (GERMANY) GmbH	Germany
GENERAL MILLS HOLLAND B.V.	Netherlands
GENERAL MILLS HONG KONG LIMITED	Hong Kong
GENERAL MILLS IBERICA, S.A. UNIPERSONAL	Spain
GENERAL MILLS INDIA PRIVATE LIMITED	India
GENERAL MILLS INTERNATIONAL (FRANCE) SAS	France
GENERAL MILLS INTERNATIONAL A, INC.	Delaware
GENERAL MILLS INTERNATIONAL B, INC.	Delaware
GENERAL MILLS INTERNATIONAL BUSINESSES TWO, INC.	Delaware
GENERAL MILLS INTERNATIONAL BUSINESSES, INC.	Delaware
GENERAL MILLS INTERNATIONAL FINANCE, LLC	Delaware
GENERAL MILLS INTERNATIONAL HOLDINGS, LLC	Delaware
GENERAL MILLS INTERNATIONAL LIMITED	Delaware
GENERAL MILLS INTERNATIONAL SARL	Switzerland
GENERAL MILLS INTERNATIONAL Y COMPANIA S. EN N.C. DE C.V.	Mexico
GENERAL MILLS IP HOLDINGS I, LLC	Delaware
GENERAL MILLS IP HOLDINGS II, LLC	Delaware
GENERAL MILLS ISRAEL LTD	Israel
GENERAL MILLS ITALIA SRL	Italy
GENERAL MILLS KOREA CO., LTD.	Korea
GENERAL MILLS LANDES (SAS)	France
GENERAL MILLS LEBANON S.A.L.	Lebanon
GENERAL MILLS LUXEMBOURG S.A.R.L.	Luxembourg

Company Name	Jurisdiction
GENERAL MILLS MAARSSEN HOLDING, INC.	Delaware
GENERAL MILLS MAGHREB SARL	Morocco
GENERAL MILLS MALAYSIA SDN. BHD.	Malaysia
GENERAL MILLS MANUFACTURING AUSTRALIA PTY LIMITED	Australia
GENERAL MILLS MARKETING, INC.	Delaware
GENERAL MILLS MAURITIUS, INC.	Mauritius
GENERAL MILLS MIDDLE EAST & NORTH AFRICA FZE	United Arab Emirates
GENERAL MILLS MIDDLE EAST SAL	Lebanon
GENERAL MILLS MISSOURI, INC.	Minnesota
GENERAL MILLS NETHERLANDS B.V.	Netherlands
GENERAL MILLS NEW ZEALAND LIMITED	New Zealand
GENERAL MILLS OPERATIONS, LLC	Delaware
GENERAL MILLS PENSION TRUSTEE LIMITED	United Kingdom
GENERAL MILLS PRODUCTS CORP.	Delaware
GENERAL MILLS PROPERTIES, INC.	New York
GENERAL MILLS RH, INC.	Delaware
GENERAL MILLS RIGHTS HOLDINGS, LLC	Delaware
GENERAL MILLS RUSSIA HOLDING, INC.	Delaware
GENERAL MILLS SALES, INC.	Delaware
GENERAL MILLS SALES SINGAPORE PTE. LTD.	Singapore
GENERAL MILLS SAN ADRIAN, S.L. UNIPERSONAL	Spain
GENERAL MILLS SCANDINAVIA AB	Sweden
GENERAL MILLS SERVICES (UK) LTD.	United Kingdom
GENERAL MILLS SERVICES, INC.	Delaware
GENERAL MILLS SNACKS HOLDING B.V.	Netherlands
GENERAL MILLS SOUTH AFRICA (PROPRIETARY) LIMITED	South Africa
GENERAL MILLS SPECIALTY PRODUCTS, LLC	Delaware
GENERAL MILLS SWISS THREE GMBH	Switzerland
GENERAL MILLS SWISS TWO GMBH	Switzerland
GENERAL MILLS TAIWAN LIMITED	Taiwan
GENERAL MILLS TRADING (SHANGHAI) CO. LIMITED	China
GENERAL MILLS UK LIMITED	United Kingdom
GENERAL MILLS VENEZUELA B.V.	Netherlands

Company Name	Jurisdiction
GENERAL MILLS VENTAS DE MEXICO, S. DE R.L. DE C.V.	Mexico
GENERAL MILLS, INC.	Delaware
GIGANTE VERDE, LLC	Delaware
GIGANTE VERDE, S de RL de CV	Mexico
GLOBAL HOLDINGS ONE MANAGEMENT LLC	Delaware
GM CEREALS HOLDINGS, INC.	Delaware
GM CEREALS OPERATIONS, INC.	Delaware
GM CLASS B, INC.	Delaware
GMEAF SNC	France
GMSNACKS, SCA	France
GREEN GIANT ASIA PACIFIC LTD.	Taiwan
GREEN GIANT INTERNATIONAL, LLC	Minnesota
GUANGZHOU PILLSBURY V. PEARL FOODS CO., LTD.	China
HAAGEN-DAZS ARRAS SNC	France
HAAGEN-DAZS BELGIUM (S.A. N.V.)	Belgium
HAAGEN-DAZS INTERNATIONAL SHOPPE COMPANY, INC.	Minnesota
HAAGEN-DAZS KOREA CO., LTD.	Korea
HAAGEN-DAZS NEDERLAND N.V.	Netherlands
HD CHINA B.V.	Netherlands
HD DISTRIBUTORS (THAILAND) CO., LTD.	Thailand
HD MARKETING & DISTRIBUTION PHILIPPINES, INC.	Philippines
HD MARKETING & DISTRIBUTION SDN. BHD.	Malaysia
HDIP, INC.	Delaware
INO FITA GMBH	Germany
KAMPOS ESTIASI S.A.	Greece
KIFISSIA PASTRIES S.A.	Greece
LA SALTENA S.A.	Argentina
NORTHGATE PARTNERS L.L.C.	North Dakota
OLD EL PASO FOODS B.V.	Netherlands
PET INCORPORATED	Delaware
PILLSBURY MEXICO, S.A. DE C.V.	Mexico
PILLSBURY PHILIPPINES INTERNATIONAL, INC.	Philippines
PINEDALE HOLDINGS PTE LIMITED	Singapore

Company Name	Jurisdiction
PINEDALE TRADING PTE LIMITED	Singapore
SAXBY BROS LIMITED	England and Wales
SERETRAM (SAS)	France
SHANGHAI HAAGEN-DAZS FOOD TRADING CO., LTD.	China
SHANGHAI PILLSBURY FROZEN FOODS, LIMITED	China
SMALL PLANET FOODS, INC.	Washington
SUPER FITNESS INTERNATIONAL S.A.	Panama
SWEETGRASS GRAIN PARTNERSHIP	Montana
THE PILLSBURY COMPANY, LLC	Delaware
WASHBURN INVESTMENT OFFICE LLC	Delaware
WIN/WIN RADIO, INC.	Delaware
YOPLAIT USA, INC.	Delaware

JOINT VENTURES

C.P. HELLAS EEIG	Greece
C.P.A. CEREAL PARTNERS HANDELSGESELLSCHAFT m.b.H & Co. OHG	Austria
C.P.A. CEREAL PARTNERS HANDELSGESELLSCHAFT m.b.H.	Austria
C.P.D. CEREAL PARTNERS DEUTSCHLAND GmbH & Co. oHG	Germany
C.P.D. CEREAL PARTNERS DEUTSCHLAND VERWALTUNGSGESELLSCHAFT mbH	Germany
C.P.W. MEXICO S. de R.L. de C.V.	Mexico
CEREAL ASSOCIADOS PORTUGAL, A.E.I.E.	Portugal
CEREAL PARTNERS (MALAYSIA) SDN. BHD.	Malaysia
CEREAL PARTNERS (THAILAND) LIMITED	Thailand
CEREAL PARTNERS AUSTRALIA PTY LIMITED	Australia
CEREAL PARTNERS CZECH REPUBLIC, s.r.o.	Czech Republic
CEREAL PARTNERS ESPANA, A.E.I.E.	Spain
CEREAL PARTNERS FRANCE, SNC	France
CEREAL PARTNERS GIDA TICARET LIMITED SIRKETI	Turkey
CEREAL PARTNERS HUNGARIA TRADING LIMITED LIABILITY COMPANY	Hungary
CEREAL PARTNERS MEXICO, S.A. DE C.V.	Mexico
CEREAL PARTNERS POLAND TORUN-PACIFIC Sp. z.o.o.	Poland
CEREAL PARTNERS RUS LLC	Russia

Company Name	Jurisdiction
CEREAL PARTNERS SLOVAK REPUBLIC, s.r.o.	Slovakia
CEREAL PARTNERS SOUTH AFRICA	South Africa
CEREAL PARTNERS U.K.	United Kingdom
CEREAL PARTNERS VENEZUELA	Venezuela
CEREALES C.P.W. BOLIVIA S.R.L.	Bolivia
CEREALES C.P.W. CHILE LIMITADA (SRL)	Chile
CEREALES CPW PERU LIMITADA	Peru
CEREALES PARTNERS L.L.C. — UTE	Argentina
CP COLOMBIA ACP	Colombia
CP MIDDLE EAST FZCO	United Arab Emirates
CP SUISSE	Switzerland
CPW BRASIL LTDA.	Brazil
CPW DOMINICAN REPUBLIC	Dominican Republic
CPW ECUADOR	Ecuador
CPW HONG KONG LIMITED	Hong Kong
CPW NEW ZEALAND	New Zealand
CPW OPERATIONS S.A.R.L.	Switzerland
CPW PARAGUAY S.R.L.	Paraguay
CPW PHILIPPINES, INC.	Philippines
CPW ROMANIA	Romania
CPW S.A.	Switzerland
CPW SINGAPORE (PTE.) LTD.	Singapore
CPW TIANJIN LIMITED	China
CPW TRINIDAD AND TOBAGO, LTD.	Trinidad and Tobago
CPW URUGUAY S.A.	Uruguay
HAAGEN-DAZS JAPAN, INC.	Japan
PT CEREAL PARTNERS INDONESIA	Indonesia